Exhibit 99.2

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	44,821	45,686	47,208	51,726	189,441	56,530	65,627	62,784		184,941
Equity in earnings of affiliates	868	1,088	1,004	173	3,133	1,017	1,160	1,298		3,475
Gain on dispositions**	24	3,249	1,398	1,132	5,803	616	78	(480)		214
Other income**	49	104	(61)	186	278	84	96	27		207
Total Revenues and Other Income	45,762	50,127	49,549	53,217	198,655	58,247	66,961	63,629		188,837

Costs and Expenses
Purchased crude oil, natural gas and products	31,521	32,088	34,051	38,091	135,751	42,376	50,133	47,597		140,106
Production and operating expenses	2,527	2,619	2,583	2,906	10,635	2,628	2,606	2,768		8,002
Selling, general and administrative expenses	444	438	493	630	2,005	499	514	466		1,479
Exploration expenses	383	213	252	307	1,155	176	264	266		706
Depreciation, depletion and amortization	2,318	2,280	2,246	2,216	9,060	2,070	2,075	1,870		6,015
Impairments	91	1,532	59	98	1,780	-	2	486		488
Taxes other than income taxes*	4,037	4,247	4,227	4,282	16,793	4,364	4,830	4,579		13,773
Accretion on discounted liabilities	114	113	110	110	447	112	115	114		341
Interest and debt expense	301	349	264	273	1,187	262	247	235		744
Foreign currency transaction (gains) losses	36	54	(10)	12	92	(36)	(17)	68		15
Total Costs and Expenses	41,772	43,933	44,275	48,925	178,905	52,451	60,769	58,449		171,669
Income before income taxes	3,990	6,194	5,274	4,292	19,750	5,796	6,192	5,180		17,168
Provision for income taxes	1,878	2,011	2,205	2,239	8,333	2,754	2,773	2,549		8,076
Net Income	2,112	4,183	3,069	2,053	11,417	3,042	3,419	2,631		9,092
Less: net income attributable to
noncontrolling interests	(14)	(19)	(14)	(12)	(59)	(14)	(17)	(15)		(46)
Net Income Attributable to ConocoPhillips	2,098	4,164	3,055	2,041	11,358	3,028	3,402	2,616		9,046
*Includes excise taxes on petroleum products sales:	3,220	3,417	3,544	3,508	13,689	3,382	3,554	3,596		10,532

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	1.41	2.79	2.06	1.40	7.68	2.11	2.43	1.93		6.48
Diluted	1.40	2.77	2.05	1.39	7.62	2.09	2.41	1.91		6.42

Average Common Shares Outstanding (in thousands)
Basic	1,492,861	1,489,814	1,481,522	1,453,532	1,479,330	1,432,285	1,399,473	1,357,710		1,396,216
Diluted	1,503,565	1,501,257	1,493,080	1,465,794	1,491,067	1,445,477	1,412,147	1,369,562		1,408,846
**2010 has been reclassified to conform to current-year presentation.

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO CONOCOPHILLIPS BY SEGMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	757	536	563	912	2,768	863	817	816		2,496
International E&P	1,075	3,578	1,001	776	6,430	1,489	1,707	946		4,142
Total E&P	1,832	4,114	1,564	1,688	9,198	2,352	2,524	1,762		6,638

Midstream	77	61	77	91	306	73	130	137		340

U.S. R&M	12	782	199	29	1,022	402	692	789		1,883
International R&M	(16)	(1,061)	69	178	(830)	80	74	-		154
Total R&M	(4)	(279)	268	207	192	482	766	789		2,037

LUKOIL Investment	387	529	1,310	277	2,503	239	-	-		239

Chemicals	110	138	132	118	498	193	199	197		589

Emerging Businesses	6	(10)	(20)	(35)	(59)	(7)	(14)	(2)		(23)

Corporate and Other	(310)	(389)	(276)	(305)	(1,280)	(304)	(203)	(267)		(774)

Consolidated	2,098	4,164	3,055	2,041	11,358	3,028	3,402	2,616		9,046

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	1,149	833	879	1,477	4,338	1,362	1,291	1,276		3,929
International E&P	2,632	5,145	2,539	2,291	12,607	3,248	3,535	2,644		9,427
Total E&P	3,781	5,978	3,418	3,768	16,945	4,610	4,826	3,920		13,356

Midstream	116	94	115	139	464	111	192	208		511

U.S. R&M	41	1,265	320	46	1,672	685	1,129	1,218		3,032
International R&M	(86)	(1,452)	76	218	(1,244)	114	93	(94)		113
Total R&M	(45)	(187)	396	264	428	799	1,222	1,124		3,145

LUKOIL Investment	395	546	1,653	424	3,018	362	-	-		362

Chemicals	135	198	182	165	680	260	265	263		788

Emerging Businesses	4	(18)	(43)	(56)	(113)	(15)	(25)	(27)		(67)

Corporate and Other	(396)	(417)	(447)	(412)	(1,672)	(331)	(288)	(308)		(927)

Consolidated	3,990	6,194	5,274	4,292	19,750	5,796	6,192	5,180		17,168

EFFECTIVE TAX RATES

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	34.0%	35.7%	35.8%	38.3%	36.2%	36.6%	36.7%	36.0%		36.4%
International E&P	58.7%	30.1%	60.1%	65.6%	48.6%	53.8%	51.3%	63.7%		55.6%
Total E&P	51.2%	30.9%	53.9%	54.9%	45.4%	48.7%	47.4%	54.7%		50.0%

Midstream	33.6%	35.1%	33.9%	33.8%	34.1%	34.2%	32.3%	33.7%		33.3%

U.S. R&M	68.3%	38.1%	37.5%	32.6%	38.6%	41.0%	38.6%	35.1%		37.8%
International R&M	81.4%	26.9%	9.2%	18.3%	33.3%	30.7%	19.4%	100.0%		-36.3%
Total R&M	93.3%	-48.7%	32.1%	20.8%	54.0%	39.5%	37.2%	29.7%		35.1%

LUKOIL Investment	1.8%	3.3%	20.8%	34.7%	17.1%	34.0%	-	-		34.0%

Chemicals	18.5%	29.8%	28.0%	28.5%	26.8%	25.8%	24.9%	25.1%		25.3%

Emerging Businesses	-25.0%	50.0%	55.8%	35.7%	47.8%	53.3%	44.0%	88.9%		64.2%

Corporate and Other	21.7%	6.5%	38.5%	26.0%	23.4%	8.2%	29.5%	13.3%		16.5%

Consolidated	47.1%	32.5%	41.8%	52.2%	42.2%	47.5%	44.8%	49.2%		47.0%
ESTIMATED TAXES PAID

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash income taxes paid	1,596	2,329	2,097	2,452	8,474	2,722	2,730	2,251		7,703
Taxes other than income taxes	4,037	4,247	4,227	4,282	16,793	4,364	4,830	4,579		13,773
Less: Excise taxes*	(3,220)	(3,417)	(3,544)	(3,508)	(13,689)	(3,382)	(3,554)	(3,596)		(10,532)
Estimated Taxes Paid	2,413	3,159	2,780	3,226	11,578	3,704	4,006	3,234		10,944
*Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO CONOCOPHILLIPS (AFTER-TAX)

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain (loss) on asset sales	-	-	32	293	325	151	(1)	(1)		149
Cancelled projects	-	-	-	-	-	-	(54)	-		(54)
Pending claims and settlements	-	(82)	-	-	(82)	-	-	-		-
Total	-	(82)	32	293	243	151	(55)	(1)		95

International E&P
Gain (loss) on asset sales	-	2,679	-	147	2,826	4	28	(279)		(247)
Impairments	-	-	-	(638)	(638)	-	-	-		-
Cancelled projects	(83)	(2)	-	-	(85)	-	-	-		-
Deferred tax adjustment	-	40	-	-	40	-	-	-		-
Bohai Bay incident	-	-	-	-	-	-	-	(41)		(41)
Pending claims and settlements	-	-	26	32	58	-	-	-		-
International tax law changes	-	-	-	-	-	-	-	(109)		(109)
Total	(83)	2,717	26	(459)	2,201	4	28	(429)		(397)

Total E&P	(83)	2,635	58	(166)	2,444	155	(27)	(430)		(302)

Midstream

Total	-	-	-	-	-	-	-	-		-

U.S. R&M
Gain (loss) on asset sales	-	116	-	-	116	2	26	6		34
Impairments	-	(8)	-	-	(8)	-	-	(314)		(314)
Pending claims and settlements	-	35	-	-	35	-	-	-		-
Severance accrual	-	-	-	-	-	-	-	(15)		(15)
Total	-	143	-	-	143	2	26	(323)		(295)

International R&M
Gain (loss) on asset sales	-	-	-	-	-	-	-	(80)		(80)
Impairments	-	(1,110)	-	-	(1,110)	-	-	(4)		(4)
Cancelled projects	(25)	(4)	-	-	(29)	-	-	-		-
Severance accrual	-	(28)	-	-	(28)	-	-	-		-
Total	(25)	(1,142)	-	-	(1,167)	-	-	(84)		(84)

Total R&M	(25)	(999)	-	-	(1,024)	2	26	(407)		(379)

LUKOIL Investment
Gain (loss) on asset sales	-	99	874	278	1,251	237	-	-		237
Total	-	99	874	278	1,251	237	-	-		237

Chemicals

Total	-	-	-	-	-	-	-	-		-

Emerging Businesses

Total	-	-	-	-	-	-	-	-		-

Corporate and Other
Pending claims and settlements	-	(24)	-	-	(24)	-	-	-		-
Cancelled projects	(2)	2	-	-	-	-	-	-		-
Premium on early debt retirement	-	-	(114)	-	(114)	-	-	-		-
Total	(2)	(22)	(114)	-	(138)	-	-	-		-

Total Company	(110)	1,713	818	112	2,533	394	(1)	(837)		(444)

CASH FLOW INFORMATION

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	2,112	4,183	3,069	2,053	11,417	3,042	3,419	2,631		9,092
Depreciation, depletion and amortization	2,318	2,280	2,246	2,216	9,060	2,070	2,075	1,870		6,015
Impairments	91	1,532	59	98	1,780	-	2	486		488
Dry hole costs and leasehold impairments	133	72	122	150	477	50	89	151		290
Accretion on discounted liabilities	114	113	110	110	447	112	115	114		341
Deferred taxes	(35)	(508)	(392)	57	(878)	87	429	293		809
Undistributed equity earnings	(503)	(686)	(453)	569	(1,073)	(523)	(570)	(299)		(1,392)
Gain on asset dispositions	(24)	(3,249)	(1,398)	(1,132)	(5,803)	(616)	(78)	480		(214)
Other	(187)	(356)	322	(28)	(249)	(185)	(67)	36		(216)
Net working capital changes	(979)	94	654	2,098	1,867	(2,090)	860	(149)		(1,379)
Net Cash Provided by
Operating Activities	3,040	3,475	4,339	6,191	17,045	1,947	6,274	5,613		13,834

Cash Flows from Investing Activities
Capital expenditures and investments	(2,071)	(2,009)	(2,291)	(3,390)	(9,761)	(2,884)	(2,893)	(3,617)		(9,394)
Proceeds from asset dispositions	132	5,811	6,290	3,139	15,372	1,787	162	209		2,158
Net purchases of short-term investments	-	-	-	(982)	(982)	(1,170)	(424)	(29)		(1,623)
Long-term advances to/collections from
related parties and other investments	(218)	38	102	114	36	56	472	192		720
Net Cash Provided by (Used in) Investing Activities	(2,157)	3,840	4,101	(1,119)	4,665	(2,211)	(2,683)	(3,245)		(8,139)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	347	(2,717)	(2,838)	6	(5,202)	(373)	(19)	(48)		(440)
Issuance of company common stock	9	26	24	74	133	75	24	10		109
Repurchase of company common stock	-	(390)	(868)	(2,608)	(3,866)	(1,636)	(3,149)	(3,199)		(7,984)
Dividends paid on company common stock	(744)	(816)	(816)	(799)	(3,175)	(944)	(917)	(900)		(2,761)
Other	(186)	(169)	(189)	(165)	(709)	(183)	(174)	(185)		(542)
Net Cash Used in
Financing Activities	(574)	(4,066)	(4,687)	(3,492)	(12,819)	(3,061)	(4,235)	(4,322)		(11,618)

Effect of Exchange Rate Changes	4	16	123	(122)	21	43	(23)	(114)		(94)

Net Change in Cash
and Cash Equivalents	313	3,265	3,876	1,458	8,912	(3,282)	(667)	(2,068)		(6,017)
Cash and cash equivalents
at beginning of period	542	855	4,120	7,996	542	9,454	6,172	5,505		9,454
Cash and Cash Equivalents
at End of Period	855	4,120	7,996	9,454	9,454	6,172	5,505	3,437		3,437
CAPITAL PROGRAM

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	1,850	1,745	2,012	2,886	8,493	2,692	2,627	3,313		8,632
Loans and advances	48	21	27	17	113	(4)	7	11		14
Joint venture acquisition obligation--principal	161	164	166	168	659	170	173	175		518
E&P total	2,059	1,930	2,205	3,071	9,265	2,858	2,807	3,499		9,164
Midstream*	-	-	1	2	3	3	1	5		9
R&M
Capital expenditures and investments	192	226	241	397	1,056	156	222	250		628
Loans and advances	200	-	-	-	200	-	-	-		-
R&M total	392	226	241	397	1,256	156	222	250		628
LUKOIL Investment*	-	-	-	-	-	-	-	-		-
Chemicals*	-	-	-	-	-	-	-	-		-
Emerging Businesses*	1	4	2	20	27	6	8	7		21
Corporate and Other*	28	34	35	85	182	27	35	42		104
Total Capital Program	2,480	2,194	2,484	3,575	10,733	3,050	3,073	3,803		9,926
*Capital expenditures and investments only.

E&P

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income Attributable
to ConocoPhillips ($ Millions)	1,832	4,114	1,564	1,688	9,198	2,352	2,524	1,762		6,638

Production

Total, Including Equity Affiliates (MBOE/D)	1,828	1,733	1,717	1,729	1,752	1,702	1,640	1,538		1,626
E&P segment plus LUKOIL Investment segment:	2,271	2,176	2,139	1,729	2,078	1,702	1,640	1,538		1,626

Crude Oil and Natural Gas Liquids (NGL) (MB/D)
Consolidated operations	901	837	846	847	858	800	758	693		749
Equity affiliates	57	56	51	56	55	60	56	48		55
Total	958	893	897	903	913	860	814	741		804
Over/(Under) Lifting of Crude Oil (MB/D)	19	6	(16)	(17)	(1)	12	9	8		9

Synthetic Oil (MB/D)	22	25	-	-	12	-	-	-		-

Bitumen (MB/D)
Consolidated operations	8	10	10	11	10	11	8	11		10
Equity affiliates	52	48	49	50	49	53	59	53		55
Total	60	58	59	61	59	64	67	64		65

Natural Gas (MMCF/D)
Consolidated operations	4,635	4,431	4,431	4,252	4,437	4,162	4,031	3,918		4,036
Equity affiliates	91	110	134	339	169	507	521	479		503
Total	4,726	4,541	4,565	4,591	4,606	4,669	4,552	4,397		4,539

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	78.67	77.78	76.03	85.06	79.39	93.98	102.44	89.70		95.37
Brent dated	76.24	78.30	76.86	86.48	79.47	104.97	117.36	113.46		111.93
Natural Gas ($/MMBTU)
Henry Hub -- First of Month	5.30	4.09	4.38	3.80	4.39	4.11	4.32	4.20		4.21

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations	71.89	71.00	69.22	78.53	72.63	91.30	103.91	97.10		97.34
Equity affiliates	71.30	72.46	72.95	81.95	74.81	94.95	103.82	99.24		99.31
Total	71.86	71.09	69.45	78.76	72.77	91.55	103.90	97.24		97.47

Synthetic Oil ($/BBL)	78.67	76.60	-	-	77.56	-	-	-		-

Bitumen ($/BBL)
Consolidated operations	59.18	45.81	47.96	52.37	51.10	47.94	56.91	45.79		49.79
Equity affiliates	56.15	49.73	52.38	55.27	53.43	56.15	67.05	60.65		61.50
Total	56.57	49.19	51.50	54.79	53.06	54.77	65.74	58.14		59.69

Natural Gas ($/MCF)
Consolidated operations	5.63	4.64	4.86	5.13	5.07	5.54	5.79	5.77		5.70
Equity affiliates	2.67	3.02	2.82	2.73	2.79	2.59	3.28	2.85		2.91
Total	5.57	4.60	4.80	4.95	4.98	5.22	5.50	5.45		5.39

Exploration Charges ($ Millions)
Dry holes	93	28	26	89	236	9	48	111		168
Leasehold impairment	40	44	96	61	241	41	41	40		122
Total Noncash Charges	133	72	122	150	477	50	89	151		290
Other (G&A, G&G and Lease rentals)	250	141	130	157	678	126	175	115		416
Total Exploration Charges	383	213	252	307	1,155	176	264	266		706

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	2,071	2,033	2,017	1,975	8,096	1,830	1,829	1,625		5,284

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	60	18	(20)	2	60	(4)	(5)	(24)		(33)

U.S. E&P

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income Attributable
to ConocoPhillips ($ Millions)	757	536	563	912	2,768	863	817	816		2,496

Alaska ($ Millions)	517	381	361	476	1,735	549	490	501		1,540
Lower 48 ($ Millions)	240	155	202	436	1,033	314	327	315		956

Production
Total U.S. (MBOE/D)	703	686	678	676	686	629	658	643		643

Crude Oil and NGL (MB/D)
Alaska	247	221	215	238	230	214	223	199		212
Lower 48	156	161	160	160	160	150	160	174		161
Total	403	382	375	398	390	364	383	373		373
Over/(Under) Lifting of Crude Oil (MB/D)	9	4	(26)	-	(3)	38	6	11		18

Natural Gas (MMCF/D)
Alaska	94	82	82	70	82	67	62	56		61
Lower 48	1,705	1,740	1,738	1,599	1,695	1,522	1,589	1,561		1,557
Total	1,799	1,822	1,820	1,669	1,777	1,589	1,651	1,617		1,618

Average Realized Prices
Crude Oil and NGL ($/BBL)
Alaska	77.25	77.44	75.87	83.54	78.61	95.56	113.75	107.26		105.19
Lower 48	59.54	55.70	54.07	61.53	57.69	69.34	77.99	72.39		73.31
Total U.S.	70.40	68.15	65.71	74.22	69.73	85.36	98.43	90.95		91.54

Natural Gas ($/MCF)
Alaska	4.33	4.76	4.89	4.55	4.62	3.93	4.66	5.04		4.52
Lower 48	5.21	3.93	4.06	3.82	4.25	4.11	4.22	4.15		4.16
Total U.S.	5.16	3.96	4.10	3.85	4.27	4.10	4.23	4.17		4.17

Kenai, Alaska LNG Sales
Volume (MMCF/D)	56	51	49	32	47	20	18	45		28
Sales price per MCF	11.70	12.08	12.84	11.86	12.13	12.94	9.95	13.14		12.39

U.S. Exploration Charges ($ Millions)
Dry holes	-	(1)	(6)	(1)	(8)	6	10	36		52
Leasehold impairment	22	26	79	23	150	22	22	20		64
Total Noncash Charges	22	25	73	22	142	28	32	56		116
Other (G&A, G&G and Lease rentals)	32	48	39	64	183	41	76	49		166
Total U.S. Exploration Charges	54	73	112	86	325	69	108	105		282
Alaska Only	7	10	10	14	41	8	6	5		19

DD&A ($ Millions)
Alaska	152	152	151	166	621	136	151	134		421
Lower 48	585	589	549	540	2,263	513	530	551		1,594
Total U.S.	737	741	700	706	2,884	649	681	685		2,015

INTERNATIONAL E&P

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P Net Income
Attributable to ConocoPhillips ($ Millions)	1,075	3,578	1,001	776	6,430	1,489	1,707	946		4,142

Production
Total, Including Equity Affiliates (MBOE/D)	1,125	1,047	1,039	1,053	1,066	1,073	982	895		983

Crude Oil and NGL (MB/D)
Consolidated operations
Canada	41	42	40	31	38	37	36	37		37
Norway	152	121	142	133	137	131	117	113		120
United Kingdom	83	77	65	72	74	65	63	46		58
Australia/Timor-Leste	34	25	34	30	31	32	28	30		30
China	71	67	66	66	68	77	70	35		60
Indonesia	17	20	19	14	17	11	11	12		11
Vietnam	22	24	25	24	24	22	19	17		19
Algeria	13	13	13	13	13	13	13	13		13
Libya	46	47	46	46	46	28	-	-		9
Nigeria	19	19	21	20	20	20	18	17		19
Total consolidated operations	498	455	471	449	468	436	375	320		376
Equity affiliates	57	56	51	56	55	60	56	48		55
Total	555	511	522	505	523	496	431	368		431
Over/(Under) Lifting of Crude Oil (MB/D)	10	2	10	(17)	2	(26)	3	(3)		(9)

Synthetic Oil (MB/D)
Consolidated operations--Canada	22	25	-	-	12	-	-	-		-

Bitumen (MB/D)
Consolidated operations--Canada	8	10	10	11	10	11	8	11		10
Equity affiliates	52	48	49	50	49	53	59	53		55
Total	60	58	59	61	59	64	67	64		65

Natural Gas (MMCF/D)
Consolidated operations
Canada	1,021	1,043	974	902	984	944	947	929		940
Norway	249	182	185	219	209	208	130	130		156
United Kingdom	712	567	546	601	606	543	457	381		460
Australia/Timor-Leste	239	184	260	248	233	237	236	253		242
Indonesia	462	473	472	443	463	467	445	437		450
Vietnam	15	16	16	16	16	16	13	10		13
Libya	8	8	8	8	8	5	-	-		2
Nigeria	130	136	150	146	141	153	152	161		155
Total consolidated operations	2,836	2,609	2,611	2,583	2,660	2,573	2,380	2,301		2,418
Equity affiliates	91	110	134	339	169	507	521	479		503
Total	2,927	2,719	2,745	2,922	2,829	3,080	2,901	2,780		2,921

Darwin, Australia LNG Sales (MMCF/D)	401	297	458	455	403	420	410	424		418

INTERNATIONAL E&P (continued)

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations
Canada	57.58	54.56	50.58	61.50	55.70	62.27	71.06	67.51		66.94
Norway	75.47	76.16	76.12	86.54	78.20	104.90	116.79	112.73		111.13
United Kingdom	74.03	72.64	73.04	82.24	75.82	93.94	107.82	108.31		104.09
Australia/Timor-Leste	68.73	68.75	64.88	78.92	70.21	91.02	100.09	94.72		95.25
China	74.89	77.78	73.64	83.77	77.31	100.54	116.85	114.31		109.39
Indonesia	67.65	68.49	63.71	75.70	68.41	94.31	108.04	104.13		102.19
Vietnam	80.92	81.26	78.79	89.20	82.65	107.37	121.92	118.29		115.30
Algeria	74.39	79.92	77.45	89.31	80.68	105.21	120.09	112.63		113.66
Libya	76.17	77.81	76.22	86.63	79.22	98.30	-	-		98.30
Nigeria	71.76	61.61	70.29	66.70	68.04	91.53	107.50	100.29		99.14
Total consolidated operations	73.08	73.34	71.75	82.29	74.95	96.86	109.35	104.40		103.31
Equity affiliates	71.30	72.46	72.95	81.95	74.81	94.95	103.82	99.24		99.31
Total	72.91	73.24	71.87	82.25	74.94	96.62	108.62	103.70		102.79

Synthetic Oil ($/BBL)
Consolidated operations--Canada	78.67	76.60	-	-	77.56	-	-	-		-

Bitumen ($/BBL)
Consolidated operations--Canada	59.18	45.81	47.96	52.37	51.10	47.94	56.91	45.79		49.79
Equity affiliates	56.15	49.73	52.38	55.27	53.43	56.15	67.05	60.65		61.50
Total	56.57	49.19	51.50	54.79	53.06	54.77	65.74	58.14		59.69

Natural Gas ($/MCF)
Consolidated operations
Canada	4.63	3.63	3.34	3.32	3.74	3.59	3.74	3.56		3.63
Norway	7.08	7.01	7.68	9.23	7.70	9.61	10.57	9.89		9.97
United Kingdom	6.66	5.61	6.27	8.02	6.67	8.18	9.25	8.78		8.71
Australia/Timor-Leste*	1.06	0.85	0.96	0.71	0.90	0.81	0.90	1.16		0.96
Indonesia	7.49	7.60	7.07	7.80	7.48	9.43	10.98	10.18		10.19
Vietnam	1.17	1.16	1.17	1.19	1.17	1.16	1.11	1.07		1.12
Libya	0.09	0.09	0.09	0.09	0.09	0.09	-	-		0.09
Nigeria	2.04	1.88	1.76	1.80	1.86	2.15	2.10	2.36		2.21
Total consolidated operations	5.92	5.10	5.38	5.96	5.60	6.43	6.86	6.88		6.71
Equity affiliates	2.67	3.02	2.82	2.73	2.79	2.59	3.28	2.85		2.91
Total	5.82	5.03	5.26	5.58	5.43	5.80	6.22	6.19		6.06

International Exploration Charges ($ Millions)
Dry holes	93	29	32	90	244	3	38	75		116
Leasehold impairment	18	18	17	38	91	19	19	20		58
Total Noncash Charges	111	47	49	128	335	22	57	95		174
Other (G&A, G&G and Lease rentals)	218	93	91	93	495	85	99	66		250
Total International Exploration Charges	329	140	140	221	830	107	156	161		424

DD&A ($ Millions)	1,334	1,292	1,317	1,269	5,212	1,181	1,148	940		3,269
*Excludes transfers to Darwin LNG plant.

R&M

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	(4)	(279)	268	207	192	482	766	789		2,037

United States ($ Millions)	12	782	199	29	1,022	402	692	789		1,883
International ($ Millions)	(16)	(1,061)	69	178	(830)	80	74	-		154

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,066	2,275	2,232	2,049	2,156	2,145	2,196	2,223		2,188
Total Charge Input (MB/D)	2,226	2,448	2,383	2,235	2,323	2,315	2,398	2,393		2,369
Crude Oil Capacity Utilization (%)	78%	86%	84%	77%	81%	89%	91%	92%		91%
Clean Product Yield (%)	84%	84%	83%	83%	83%	83%	83%	84%		83%

Refined Products Production (MB/D)
Gasoline	986	1,038	996	927	987	986	1,013	1,003		1,001
Distillates	834	969	935	882	905	903	932	950		929
Other	418	457	468	452	449	442	463	445		450
Total	2,238	2,464	2,399	2,261	2,341	2,331	2,408	2,398		2,380

Petroleum Products Sales (MB/D)
Gasoline	1,249	1,319	1,280	1,321	1,292	1,270	1,409	1,300		1,326
Distillates	1,089	1,201	1,199	1,263	1,189	1,203	1,177	1,250		1,210
Other	471	524	627	613	559	587	568	639		598
Total	2,809	3,044	3,106	3,197	3,040	3,060	3,154	3,189		3,134

Market Indicators
U.S. East Coast Crack Spread ($/BBL)	8.21	10.71	8.84	11.83	9.90	19.09	25.30	33.70		26.03
U.S. Gulf Coast Crack Spread ($/BBL)	6.70	9.90	7.45	7.79	7.96	17.25	25.25	31.76		24.75
U.S. Group Central Crack Spread ($/BBL)	6.82	11.38	10.58	9.17	9.49	18.95	27.26	34.12		26.77
U.S. West Coast Crack Spread ($/BBL)	9.72	14.95	14.97	12.58	13.06	16.14	15.86	11.78		14.59
U.S. Weighted 3:2:1 Crack Spread ($/BBL)	7.68	11.44	9.97	9.95	9.76	17.76	23.70	28.47		23.31
NW Europe Crack Spread ($/BBL)	9.25	11.60	9.84	12.04	10.68	12.31	11.88	13.09		12.43
Singapore 3:1:2 Crack Spread ($/BBL)	10.17	10.68	11.13	12.25	11.06	16.33	17.75	17.53		17.20

Realized Margins
Refining Margin ($/BBL)
U.S.	5.62	8.82	6.53	7.06	7.05	10.05	10.55	13.70		11.47
International	8.73	10.27	4.41	12.20	8.90	8.28	4.21	6.50		6.31
Integrated Margin ($/BBL)
U.S.	6.07	10.40	7.21	7.55	7.87	10.16	11.70	14.79		12.26
International	11.60	13.82	7.68	14.37	11.85	9.34	7.75	10.78		9.27

DD&A ($ Millions)	214	211	199	208	832	207	213	209		629

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(47)	(55)	42	-	(60)	31	22	(16)		37

Turnaround Expense ($ Millions)	72	94	86	207	459	81	82	44		207

R&M (continued)

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. R&M
Eastern U.S.
Crude Oil Charge Input (MB/D)	379	410	387	269	361	392	376	382		383
Total Charge Input (MB/D)	406	457	433	347	411	443	432	419		432
Crude Oil Capacity Utilization (%)	90%	97%	91%	64%	85%	93%	89%	90%		91%
Clean Product Yield (%)	89%	89%	89%	90%	89%	91%	90%	90%		90%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	641	730	664	636	668	614	664	668		649
Total Charge Input (MB/D)	731	804	730	701	741	685	758	754		732
Crude Oil Capacity Utilization (%)	87%	100%	90%	87%	91%	84%	91%	91%		89%
Clean Product Yield (%)	82%	82%	81%	78%	81%	80%	82%	82%		81%

Western U.S.
Crude Oil Charge Input (MB/D)	374	394	394	377	385	371	353	396		373
Total Charge Input (MB/D)	389	425	416	395	406	397	381	420		399
Crude Oil Capacity Utilization (%)	90%	95%	95%	90%	92%	89%	85%	95%		90%
Clean Product Yield (%)	82%	83%	81%	82%	82%	83%	81%	84%		83%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	170	189	187	152	175	177	189	175		180
Total Charge Input (MB/D)	172	191	190	153	177	179	191	177		182
Crude Oil Capacity Utilization (%)	91%	101%	100%	81%	93%	94%	101%	94%		96%
Clean Product Yield (%)	91%	92%	92%	92%	92%	91%	93%	91%		92%

Central U.S. - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)	178	190	201	205	193	181	203	206		197
Total Charge Input (MB/D)	189	202	205	218	203	194	213	216		208
Crude Oil Capacity Utilization (%)	79%	84%	89%	91%	86%	80%	90%	91%		87%
Clean Product Yield (%)	83%	82%	79%	82%	82%	80%	80%	81%		81%

Total U.S.
Crude Oil Charge Input (MB/D)	1,742	1,913	1,833	1,639	1,782	1,735	1,785	1,827		1,782
Total Charge Input (MB/D)	1,887	2,079	1,974	1,814	1,938	1,898	1,975	1,986		1,953
Crude Oil Capacity Utilization (%)	88%	96%	92%	83%	90%	87%	90%	92%		90%
Clean Product Yield (%)	84%	85%	84%	83%	84%	85%	84%	85%		85%

Refined Products Production (MB/D)
Gasoline	873	938	869	786	867	853	886	878		873
Distillates	679	785	746	683	723	717	738	765		740
Other	349	377	377	369	368	344	362	348		351
Total	1,901	2,100	1,992	1,838	1,958	1,914	1,986	1,991		1,964

Petroleum Products Sales (MB/D)
Gasoline	1,092	1,170	1,103	1,115	1,120	1,099	1,218	1,134		1,150
Distillates	807	921	874	890	873	852	861	907		873
Other	366	387	432	413	400	437	385	402		408
Total	2,265	2,478	2,409	2,418	2,393	2,388	2,464	2,443		2,431
*Represents 50 percent share of the Borger Refinery and Wood River Refinery.

International R&M
International - Consolidated*
Crude Oil Charge Input (MB/D)	276	255	285	280	274	272	281	283		279
Total Charge Input (MB/D)	288	262	295	288	283	279	293	293		289
Crude Oil Capacity Utilization (%)	50%	46%	52%	51%	50%	93%	96%	97%		95%
Clean Product Yield (%)	80%	75%	77%	79%	78%	75%	76%	77%		76%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	48	107	114	130	100	138	130	113		127
Total Charge Input (MB/D)	51	107	114	133	102	138	130	114		127
Crude Oil Capacity Utilization (%)	41%	90%	96%	109%	84%	103%	97%	84%		95%
Clean Product Yield (%)	81%	87%	83%	87%	85%	84%	79%	78%		81%

Total International
Crude Oil Charge Input (MB/D)	324	362	399	410	374	410	411	396		406
Total Charge Input (MB/D)	339	369	409	421	385	417	423	407		416
Crude Oil Capacity Utilization (%)	48%	54%	60%	61%	56%	96%	96%	93%		95%
Clean Product Yield (%)	81%	78%	79%	82%	80%	78%	77%	77%		77%

Refined Products Production (MB/D)
Gasoline	113	100	127	141	120	133	127	125		128
Distillates	155	184	189	199	182	186	194	185		189
Other	69	80	91	83	81	98	101	97		99
Total	337	364	407	423	383	417	422	407		416

Petroleum Products Sales (MB/D)
Gasoline	157	149	177	206	172	171	191	166		176
Distillates	282	280	325	373	316	351	316	343		337
Other	105	137	195	200	159	150	183	237		190
Total	544	566	697	779	647	672	690	746		703
*Represents our Humber Refinery in the United Kingdom and Whitegate Refinery in Ireland. Prior to January 1, 2011, also represented our Wilhelmshaven Refinery in Germany.
**Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia.

LUKOIL INVESTMENT

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment Net Income
Attributable to ConocoPhillips ($ Millions)	387	529	1,310	277	2,503	239	-	-		239

Upstream
Production
Net crude oil production (MB/D)	391	382	366	-	284	-	-	-		-
Net natural gas production (MMCF/D)	312	368	338	-	254	-	-	-		-
Total (MBOE/D)	443	443	422	-	326	-	-	-		-

Industry Prices
Crude Oil ($/BBL)
Urals crude (CIF Mediterranean) (one-quarter lag)	74.26	75.41	76.86	-	-	-	-	-		-

Downstream
Refinery Throughput
Crude Processed (MB/D)	246	248	263	-	189	-	-	-		-

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(2)	(16)	5	(2)	(15)	2	-	-		2

MIDSTREAM

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income Attributable
to ConocoPhillips ($ Millions)	77	61	77	91	306	73	130	137		340

U.S. Equity Affiliate ($ Millions)*	53	31	39	68	191	48	86	83		217

NGL Extracted (MB/D)
Equity Affiliates
United States*	176	181	189	191	184	179	189	196		188
International	10	9	9	8	9	9	9	8		9
Total	186	190	198	199	193	188	198	204		197
*Represents 50 percent interest in DCP Midstream.

NGL Fractionated (MB/D)
United States*	140	138	116	141	134	121	127	132		127
International	19	18	18	16	18	18	17	16		17
Total	159	156	134	157	152	139	144	148		144
*Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/BBL)*
Consolidated	48.93	43.21	40.55	48.98	45.42	53.55	59.14	59.26		57.32
DCP Midstream	45.65	38.11	36.66	44.68	41.28	47.64	52.24	52.09		50.66
*Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	1	2	1	2	6	2	1	2		5

CHEMICALS

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to ConocoPhillips ($ Millions)	110	138	132	118	498	193	199	197		589

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	18.2	19.6	11.2	12.1	15.2	16.7	26.9	23.3		22.3
HDPE industry contract sales margin	17.3	24.5	28.2	24.8	23.7	25.1	21.1	17.9		21.3
Benzene domestic contract margin	7.7	3.7	3.4	4.6	4.8	7.3	2.3	1.7		3.8

*Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	6	(10)	(20)	(35)	(59)	(7)	(14)	(2)		(23)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Power	29	17	8	(5)	49	22	17	32		71
Other	(23)	(27)	(28)	(30)	(108)	(29)	(31)	(34)		(94)
Total	6	(10)	(20)	(35)	(59)	(7)	(14)	(2)		(23)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	-	(1)	-	-	(1)	-	-	-		-

CORPORATE AND OTHER

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(310)	(389)	(276)	(305)	(1,280)	(304)	(203)	(267)		(774)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Net interest expense	(222)	(254)	(285)	(204)	(965)	(181)	(165)	(166)		(512)
Corporate overhead	(36)	(47)	(37)	(89)	(209)	(63)	(46)	(34)		(143)
Other	(52)	(88)	46	(12)	(106)	(60)	8	(67)		(119)
Total	(310)	(389)	(276)	(305)	(1,280)	(304)	(203)	(267)		(774)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(383)	(433)	(351)	(351)	(1,518)	(342)	(330)	(331)		(1,003)
Capitalized interest	119	119	121	112	471	112	115	125		352
Interest revenue	6	14	13	31	64	39	27	19		85
Premium on early debt retirement	-	-	(146)	-	(146)	-	-	-		-
Total	(258)	(300)	(363)	(208)	(1,129)	(191)	(188)	(187)		(566)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(19)	(70)	60	14	(15)	(12)	19	(32)		(25)

Debt
Total Debt ($ Millions)	28,988	26,279	23,601	23,592	23,592	23,209	23,196	23,150		23,150
Debt-to-Capital Ratio (%)	31%	28%	25%	25%	25%	25%	25%	26%		26%

Equity ($ Millions)	63,417	65,945	69,917	69,109	69,109	70,521	70,578	66,326		66,326